PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Nov. 30, 2021
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS

7.  PREPAID EXPENSES AND OTHER CURRENT ASSETS

	2021	2020
	$	$
Deposits – raw material inventory	9,014	8,759
Deposits – leases and equipment	1,917	2,707
Prepaid expenses	5,029	964
Restricted short-term investments	301	100
	16,261	12,530

The restricted short-term investment balance consists of $100, $101, and $100 guaranteed investment certificates maturing on August 20, 2022, June 10, 2022, and August 3, 2022, respectively, and bearing annual interest rates of 0.10%, 0.10%, and 0.05%, respectively. These investments are held as security for corporate credit card facilities.

During the year ended November 30, 2021, the Company recorded an impairment of a prepaid asset of $1,349 (November 30, 2020 - $nil) as result of deposits made that are not expected to be utilized.